EXHIBIT  10.1

                          SECURITIES PURCHASE AGREEMENT

     This  Securities  Purchase  Agreement  (this  "AGREEMENT")  is  dated as of
                                                    ---------
August __, 2004, by and among China World Trade Corporation (the "COMPANY"), and
                                                                  -------
the purchasers listed on SCHEDULE 1 hereto (each a "PURCHASER" and collectively,
                         ----------                 ---------
the  "PURCHASERS").
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WHEREAS,  subject  to  the  terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company the (i) number of shares of Common Stock, and (ii) Series A Warrants set forth opposite each Purchaser's name on SCHEDULE 1 hereto (collectively, the
                                            ----------
"SERIES  A")  subject  to  an  option  in  favor  of  the Purchasers to purchase
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additional  shares  and  receive  additional  warrants.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:
ARTICLE  I.

DEFINITIONS

1.1   Definitions. In addition to the terms defined elsewhere in this Agreement,
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for  all  purposes  of  this  Agreement,  the  following terms have the meanings indicated  in  this  Section  1.1:

     "ACTION"  shall  have  the meaning ascribed to such term in Section 3.1(j).
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     "AGENT  SHARES" shall have the meaning ascribed to such term in Section 2.6
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of  this  Agreement.

     "AGENT  WARRANT  AGREEMENT"  shall  mean  the  Placement  Agent's  Warrant
      -------------------------
Agreement  dated  as  of  the  Closing  Date.

     "AGENT  WARRANTS"  shall  have  the  meaning  ascribed  to  such  term  in
      ---------------
Section  2.6  of  this  Agreement.
------------

     "AFFILIATE"  means  any  Person that, directly or indirectly through one or
      ---------
more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

     "BUSINESS  DAY"  means  any  day  except Saturday, Sunday and any day which
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shall  be  a federal legal holiday or a day on which banking institutions in the
State of New York are authorized or required by law or other governmental action to close.

     "CLOSING" means the closing of the purchase and sale of the Firm Shares and
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the  Series A Warrants pursuant to Section 2.1 on August __, 2004, or such other
                                   -----------
date  as  agreed  to  by  the  parties.

     "CLOSING  DATE"  means  the  date  of  the  Closing.
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     "COMMISSION"  means  the  Securities  and  Exchange  Commission.
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     "COMMON  STOCK"  means the Common stock of the Company, par value $.001 per
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share,  and  any  securities  into  which  such  Common  stock  may hereafter be reclassified.

     "COMMON  STOCK  EQUIVALENTS"  means  any  securities  of the Company or the
      --------------------------
Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

     "COMPANY  COUNSEL"  means  The  Law  Offices  of  Harold  Martin,  P.A.
      ----------------

     "DISCLOSURE  SCHEDULES"  means  the  Disclosure  Schedules attached hereto.
      ---------------------

     "EFFECTIVE  DATE"  means  the date that the Registration Statement is first
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declared  effective  by  the  Commission.

     "EXCHANGE  ACT"  means  the  Securities  Exchange  Act of 1934, as amended.
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     "FIRM  SHARES"  means  the  Shares  issued  pursuant  to  Section  2.1.
      ------------

     "INDEMNIFIED  PARTY"  shall  have the meaning ascribed to such term
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Section  5.16(b).
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     "INDEMNIFYING  PARTY"  shall  have  the  meaning  ascribed  to such term in
      -------------------
Section  5.16(b).
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     "INTELLECTUAL PROPERTY RIGHTS" shall have the meaning ascribed to such term
      ----------------------------
in  Section  3.1(o).

     "INVESTOR  SECURITIES"  means  the  Shares,  the  Warrants  and the Warrant
      --------------------
Shares.

     "LIENS"  means  a  lien,  charge,  security interest, encumbrance, right of
      -----
first  refusal  or  other  restriction.

     "MATERIAL  ADVERSE  EFFECT" shall have the meaning ascribed to such term in
      -------------------------
Section  3.1(b).
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     "MATERIAL  PERMITS"  shall  have  the  meaning  ascribed  to  such  term in
      -----------------
Section  3.1(m).
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     "OPTION"  shall  have  the  meaning  ascribed  to such term in Section 2.8.
      ------                                                        -----------

     "OPTION  CLOSING  DATE"  means  the date of the closing of the purchase and
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sale  of  the  Option  Shares  and  the  Series  B  Warrants.

     "OPTION  PER  SHARE  PURCHASE PRICE" means $3.00, subject to adjustment for
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reverse  or  forward stock splits, stock dividends, stock combinations and other similar transactions relating to the common stock that occur after the date of this Agreement and before the Option Closing Date.

     "OPTION  SHARES"  means  the  Shares  issued  pursuant  to  Section  2.8.
      --------------                                             ------------

     "PER  SHARE  PURCHASE PRICE" means $1.50, subject to adjustment for reverse
      --------------------------
or forward stock splits, stock dividends, stock combinations and other similar transactions relating to the Common Stock that occur after the date of this Agreement and before the Closing.

     "PERSON"  means  an  individual  or  corporation,  partnership,  trust,
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incorporated  or  unincorporated  association,  joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     "PLACEMENT  AGENT"  means  Duncan  Capital  LLC.
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     "REGISTRATION  STATEMENT"  means  a  registration  statement  meeting  the
      -----------------------
requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares and by the Placement Agent of the Agent Shares.

     "REGISTRATION  RIGHTS  AGREEMENT"  means the Registration Rights Agreement,
      -------------------------------
dated as of the date of this Agreement, among the Company and each Purchaser, in the form of EXHIBIT A hereto.
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     "RULE  144"  means  Rule  144 promulgated by the Commission pursuant to the
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Securities  Act,  as  such Rule may be amended from time to time, or any similar
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rule  or regulation hereafter adopted by the Commission having substantially the same  effect  as  such  Rule.

     "SEC  REPORTS"  shall  have  the  meaning  ascribed  to  such  term  in
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Section  3.1(h).
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     "SECURITIES  ACT"  means  the  Securities  Act  of  1933,  as  amended.
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     "SERIES A WARRANTS" means the common stock purchase warrants in the form of
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EXHIBIT B-1 hereto issuable to each Purchaser at Closing; such Series A Warrants
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are  exercisable to purchase up to the number of shares of Common Stock equal to
50% of the aggregate number of Shares to be issued to such Purchaser at the Closing, which shall have an exercise price equal to $2.50 per share and be exercisable for a period of five years.

     "SERIES  A  WARRANT  SHARES" means the shares of Common Stock issuable upon
      --------------------------
the  exercise  of  the  Series  A  Warrants.

     "SERIES B WARRANTS" means the common stock purchase warrants in the form of
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EXHIBIT  B-2  hereto issuable to each Purchaser at the Option Closing Date; such
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Series  B  Warrants  are  exercisable  to purchase up to the number of shares of
Common Stock equal to 50% of the aggregate number of Shares to be issued to such Purchaser at the Option Closing Date which shall have an exercise price equal to $4.00 per share (subject to adjustment for reverse or forward splits, stock dividends, stock combinations and similar transactions relating to the common stock ussuable upon exercise of the Series B Warrants) and be exercisable for a period of five years commencing on the Option Closing Date.

     "SERIES  B  WARRANT  SHARES" means the shares of Common Stock issuable upon
      --------------------------
the  exercise  of  the  Series  B  Warrants.

     "SHARES"  means  the  shares  of  Common  Stock purchased by the Purchasers
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pursuant to this Agreement consisting of the Firm Shares and, if applicable, the
Option  Shares.

     "SUBSCRIPTION  AMOUNT"  means  as  to  each Purchaser, the amount set forth
      --------------------
below such Purchaser's signature block on the Signature Page of this Agreement in United States Dollars and in immediately available funds.

     "SUBSIDIARY"  shall  have  the  meaning  ascribed  to  such  term  in
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Section  3.1(a).
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     "TRADING  DAY"  means  (i)  a  day on which the Common Stock is traded on a
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Trading Market, or (ii) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), and (ii) hereof, then Trading Day shall mean a Business Day.

     "TRADING  MARKET"  means  the  following  markets or exchanges on which the
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Common  Stock  is  listed or quoted for trading on the date in question: the OTC
Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

     "TRANSACTION  DOCUMENTS"  means  this  Agreement,  the  Registration Rights
      ----------------------
Agreement, the Warrants, the Placement Agent Warrant Agreement, the Agent Warrant(s) and any and all other documents or agreements executed in connection with the transactions contemplated hereunder.

     "TRANSACTION  SECURITIES"  means  the  Shares,  the  Warrants,  the Warrant
      -----------------------
Shares,  the  Agent  Warrants  and  the  Agent  Shares.

     "WARRANTS"  means  collectively the Series A Warrants and Series B Warrants
      --------
issuable  to  each  Purchaser  at  Closing.

     "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of
      --------------
the  Series  A  Warrants and, if applicable, the Series B Warrants collectively.

                                  ARTICLE II.

PURCHASE  AND  SALE

2.1   Closing.  On  the  terms  and  subject to the conditions set forth in this
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Agreement,  at  the  Closing, the Company shall sell and issue to each Purchaser and each Purchaser shall purchase from the Company subject to Section 2.3, (i) the number of Firm Shares set forth opposite such Purchaser's name on SCHEDULE I hereto, and (ii) a Series A Warrant for the corresponding number of Series A Warrant Shares. Each Purchaser shall purchase from the Company, and the Company shall issue and sell to each Purchaser, a number of Firm Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price. The Series A Warrants shall be issued, without additional consideration, on the basis of one Series A Warrant for each two Shares purchased. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of Placement Agent, located at 830 Third Avenue, 14th Floor, New York, New York 10022, or such other location as the parties shall mutually agree.

2.2   Closing  Conditions.

(a) At the Closing, as a condition to the Purchaser's obligations hereunder, the Company shall deliver or cause to be delivered to:

(i) each Purchaser, an irrevocable instruction letter to the Company's transfer agent authorizing the issuance of a restricted stock certificate for such number of Firm Shares set forth next to such Purchaser's name on SCHEDULE 1
                                                                      ----------
hereto  purchased  by  each  Purchaser;

(ii)  subject  to Section 2.3, each Purchaser,  a  Series  A Warrant, registered
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in  the  name of such Purchaser, as duly executed by the Company, entitling such
Purchaser to purchase such amount of Warrant Shares as are set forth next to such Purchaser's name on SCHEDULE 1 hereto;
                             -----------

(iii) each Purchaser, the Registration Rights Agreement duly executed by the Company;

(iv)  each  Purchaser,  this  Agreement  duly  executed  by  the  Company;

(v) each Purchaser and the Placement Agent, a legal opinion from Company Counsel in form and substance reasonably satisfactory to the Purchasers and Placement Agent;

(vi) the Placement Agent, a certificate of the Chief Executive Officer of the Company stating, among other things, that (i) all the conditions set forth in Section 2.2 of this Agreement have been satisfied in all, (ii) except as set
    -----------
forth in any Schedule to this Agreement, since December 31, 2003, there has been no event, condition or circumstance that has had or could reasonably be expected to have a Material Adverse Effect, and (iii) the Company has complied in all material respects with all its covenants and agreements set forth in the Transaction Documents;

(vii) the Placement Agent, a certificate of the Secretary of the Company containing, among other items true and complete copies of the resolutions of the Board of Directors of the Company approving Transaction Documents, Placement Agent compensation, the Offering and all documents and matters relating thereto; And

(viii)evidence satisfactory to the Placement Agent that the Company has completed the acquisition of 51% of the equity of Guangdong New Generation Commercial Management Co. Ltd.

(b) at the Closing, as a condition to the Company's obligations hereunder, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)   this  Agreement  duly  executed  by  such  Purchaser;

(ii) such Purchaser's payment for the Firm Shares and Series A Warrants being purchased from the escrow account by wire transfer; and

(iii) the  Registration  Rights  Agreement  duly  executed  by  such  Purchaser.

(c) at the Closing, as a condition to each party's obligations hereunder, all representations and warranties of each of the parties herein shall remain true and correct in all material respects as of the Closing Date.

(d) as of the Closing Date, as a condition to the Purchasers' obligations hereunder, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

(e) from the date hereof to the Closing Date, and as a condition to the Purchaser's obligations, (i) trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to Closing); (ii) trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market; and (iii) no banking moratorium shall have been declared either by the United States or New York State authorities.

2.3   Escrow Provisions.  Pending  the  sale of the Firm Shares and the Series A
      -----------------
     Warrants, all funds paid hereunder shall be deposited by the Company in escrow with Continental Stock Transfer & Trust Company (the "ESCROW AGENT") pursuant to an escrow agreement by and among the Escrow Agent, the Company, and the Placement Agent (the "ESCROW AGREEMENT"). On the Closing Date, the Escrow Agent shall deliver to the Purchasers the Firm Shares, Series A Warrants and the net Purchase Price proceeds to the Company. The Escrow Agent shall also act as the escrow agent in connection with the closing, if any, of the Option.

2.4 Certificates. Subject to Section 2.3 each Purchaser hereby authorizes and directs the Company, upon the Closing, to deliver certificates representing the Firm Shares and Series A Warrants to be issued to such Purchaser pursuant to this Agreement to each Purchaser's address indicated in this Agreement.

2.5 Return of Funds. Each Purchaser hereby authorizes and directs the Company and the Placement Agent to return any funds for purchases not accepted by the Company to the same account from which the funds were drawn.

2.6 Expenses; Fees. Simultaneously with payment for and delivery of the Shares and Warrants, at the Closing and the Option Closing Date, as the case may be, the Company shall: (i) pay to the Placement Agent a cash fee equal to ten (10%) percent of the aggregate purchase price of the Shares and Warrants as and when delivered by the Escrow Agent to the Purchasers (the "CASH FEE"); (ii) reimburse the Placement Agent for its actual out-of-pocket expenses incurred in connection with the Offering, including, without limitation, the reasonable fees and expenses of its legal counsel, not to exceed legal fees of $20,000; (iii) pay all expenses in connection with the qualification of the Transaction Securities under the blue sky laws of the states which the Placement Agent shall designate, including filing fees and disbursements in connection with such blue sky matters; (iv) pay certain fees to the Escrow Agent for acting as escrow agent; and (v) issue to the Placement Agent five year non-cashless exercised provisioned warrants (the "AGENT WARRANTS") to purchase such number of shares of Common Stock (the "AGENT SHARES") as shall equal ten (10%) percent of the aggregate number of (a) Shares sold in the Offering, and (b) Warrant Shares issuable upon exercise of the Warrants as of the Closing, at a per share exercise price equal to $2.50. The Company also agrees to pay the Placement Agent a Cash Fee upon its receipt of proceeds, if any, upon the exercise of the Series A Warrants and Series B Warrants by Purchasers.

2.7 Placement Agent. The Investor Securities are being offered on a "best-effort" basis by the Placement Agent. The Placement Agreement reserves the right, but is under no obligation, to sell to its affiliates Shares and Warrants on the terms provided herein.

2.8 Option. (a) The Company hereby grants each Purchaser an option (the "Option") to purchase that number of Option Shares equal to the number of Firm Shares received by such Purchaser on the Closing Date. Upon exercise of the Option, the Purchaser shall receive without additional consideration, Series B Warrants to purchase 50% of the Firm Shares. The Option may be exercised during the period commencing on the date when the Registration Statement has been declared effective or such condition has been waived, as the case may be, and expiring 180 calendar days thereafter.

     The Option may be exercised, from time to time, by sending the Notice of Option Exercise attached hereto as Exhibit B-3 to the Company and the deposit with the Escrow Agent of an amount equal to the Option Per Share Purchase Price multiplied by the number of Option Shares being purchased.

                                  ARTICLE III.

REPRESENTATIONS  AND  WARRANTIES

3.1   Representations  and  Warranties  of  the  Company.  Except  as set  forth
      --------------------------------------------------
under the corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each
Purchaser:

(a)   Subsidiaries.  Other  than  as  disclosed  in the SEC Reports, the Company
      ------------
has  no  direct  or  indirect  operating  subsidiaries  (a  "SUBSIDIARY"  and
                                                             ----------
collectively, the "SUBSIDIARIES"). The Company owns, directly or indirectly, all
                   ------------
or the majority of the capital stock of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)   Organization and Qualification.  Each  of the Company and the Subsidiaries
      ------------------------------
is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary (as applicable), except where the failure to be so qualified or in good standing (as applicable), as the case may be, would not result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").
    -------------------------

(c)   Authorization;  Enforcement;  Validity.  The  Company  has  the  requisite
      --------------------------------------
corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further corporate action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth in the Registration Rights Agreement, as limited by public policy.

(d)   No Conflicts.  The  execution, delivery and performance of the Transaction
      ------------
Documents by the Company and the consummation by the Company of the transactions contemplated thereby, do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, certificates of designation (or similar document related to preferred stock), bylaws and/or other organizational or charter documents, or
(ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise), or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of each of clauses (ii) and (iii), such as would not result in a Material Adverse Effect.

(e)   Filings,  Consents  and Approvals.  The Company  is not required to obtain
      ---------------------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing with the Commission of the Registration Statement, the application(s) and approvals to each Trading Market for the listing of the Shares, Warrant Shares and the Agent Shares for trading thereon in the time and manner required thereby, applicable Blue Sky filings, and the filing of a current report on Form 8-K under the Exchange Act.

(f)   Issuance  of the Securities.  All  of the Transaction Securities have been
      ---------------------------
duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock such number of shares of Common Stock so as to permit the issuance of the Shares, the Warrant Shares and the Agent Shares.

(g)   Capitalization. Except as set forth in the SEC Reports, the capitalization
      --------------
of the Company is as described in the Company's most recent periodic report filed with the Commission. Except as set forth in the SEC Reports, the Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans and pursuant to the conversion or exercise of Common Stock Equivalents outstanding on the date hereof. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, for employee stock options under the Company's stock option plans, or otherwise as reflected in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h)   SEC  Reports;  Financial  Statements.  The Company  has  filed all reports
      ------------------------------------
required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or Section 15(d) of the Exchange Act, for
                         -------------    -------------
the two (2) years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC REPORTS" and, together with the Disclosure Schedules to this Agreement, the
 -----------
"DISCLOSURE MATERIALS").  As of their respective dates, the SEC Reports complied
 --------------------
in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such
                          ----
financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)   Material  Changes.  Since  the  date  of  the  latest  audited  financial
      -----------------
statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to the usual and ordinary course of business and the existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(j)   Litigation.  Except as  disclosed in the SEC Reports or on Schedule 3.1(j)
      ----------
hereto, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which (i) adversely affects or challenges the legality, validity or
    ------
enforceability  of  any  of  the  Transaction  Documents  and/or the Transaction
Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, except as disclosed in the SEC Reports, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty could result in a Material Adverse Effect. Except as disclosed in the SEC Reports, to the knowledge of the Company, there is not pending or contemplated any investigation by the Commission and/or other entity involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)   Labor  Relations.  No  material labor  dispute exists or, to the knowledge
      ----------------
of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

(l)   Compliance.  Except as  disclosed  in the SEC Reports, neither the Company
      ----------
nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not result in a Material Adverse Effect.

(m)   Regulatory  Permits.  The  Company  and  the  Subsidiaries  possess  all
      -------------------
certificates,  authorizations  and  permits  issued  by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any
                             ----------------
Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)   Title  to  Assets.  The  Company  and  the  Subsidiaries  have  good  and
      -----------------
marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

(o)   Patents  and  Trademarks.  To  the  knowledge  of  the  Company  and  each
      ------------------------
Subsidiary, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would result in a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the
                                     ----------------------------
Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.

(p)   Transactions  With  Affiliates and  Employees.  Except as set forth in the
      ---------------------------------------------
SEC Reports, none of the officers, directors and/or employees of the Company and the Subsidiaries are, to the knowledge of the Company, a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(q)   Internal  Accounting  Controls.  The Company  and each of its subsidiaries
      ------------------------------
maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared.

(r)   Certain Fees.  Except  for  payments payable to the Placement Agent by the
      ------------
Company and a 3% finder's fee payable to V3 Consulting, Inc., the Company has not entered into an agreement to pay any brokerage or finder's fees or commissions to any person including, but not limited to, any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement, except to the extent a Purchaser made an agreement to make any such payment.

(s)   Private Placement. Assuming the accuracy of the Purchasers representations
      -----------------
and  warranties  set  forth in Section 3.2, no registration under the Securities
                               -----------
Act is required for the offer and sale of the Investor Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Transaction Securities hereunder does not contravene the rules and regulations of the Trading Market.

(t)   Investment  Company.  The Company  is  not, and is not an Affiliate of, an
      -------------------
"investment company" within the meaning of the Investment Company Act of 1940, as amended.

(u)   Listing  and  Maintenance  Requirements.  The  Company  has  applied  for
      ---------------------------------------
listing of its Common Stock, including all of the Transaction Securities on the American Stock Exchange and has received no notice from the American Stock
Exchange that such Exchange does not intend to list such securities. The Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market, other than a letter from the Trading Market on which the Common Stock is or has been listed or quoted notifying the Company that its securities would be delisted if the trading price did not increase above One Dollar ($1.00) per share. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements, other than potential trading price issues concerning such Trading Market's rules and regulations.

(v)   Application  of  Takeover  Protections.  The  Company  and  its  Board  of
      --------------------------------------
Directors have taken all necessary action, if any is available, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Transaction Securities and the Purchasers' ownership of the Investor Securities.

(w)   No  General  Solicitation.  Neither  the Company, its Subsidiaries, any of
      -------------------------
their affiliates nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Transaction Securities.

(x)   No  Integrated  Offering.  Neither  the  Company, its Subsidiaries, any of
      ------------------------
their affiliates nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Transaction Securities under the Securities Act or cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Transaction Securities under the Securities Act or cause the Offering to be integrated with other offerings.

(y)   Registration  Rights.  Except with respect to Purchasers and the Placement
      --------------------
Agent  and except as provided on Schedule 3.1(y) hereto, no person has any right
                                 ---------------
to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(z)   Right  of  First  Refusal.  Except with regard to the Placement Agreement,
      -------------------------
no person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to offerings of securities by the Company.

(aa)  Disclosure.  The  Company  confirms  that,  neither  the  Company  nor any
      ----------
other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(bb)  Insurance.  Each  of  the  Company and its Subsidiaries maintain insurance
      ---------
of the types and in the amounts deemed adequate for its business, including, but not limited to, product liability insurance, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(cc)  Conduct  of  Business.  Since  December  31,  2003 and except as otherwise
      ---------------------
stated in the SEC Reports, the Company has not (a) incurred any debts, obligations or liabilities, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business, having a Material Adverse Effect, (b) made or suffered any changes in its contingent obligations by way of guaranty, endorsement (other than the endorsement of checks for deposit in the usual and ordinary course of business), indemnity, warranty or otherwise, (c) discharged or satisfied any liens other than those securing, or paid any obligation or liability other than, current liabilities shown on the balance sheet dated as at December 31, 2003 and forming part of the SEC Reports, and current liabilities incurred since December 31, 2003, in each case in the usual and ordinary course of business, (d) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, (e) sold, transferred or leased any of its assets except in the usual and ordinary course of business, (f) cancelled or compromised any debt or claim, or waived or released any right, of material value, (g) suffered any physical damage, destruction or loss (whether or not covered by insurance) adversely affecting the properties or business of the Company, (h) entered into any transaction other than in the usual and ordinary course of business except for this Agreement and the related agreements referred to herein, (i) encountered any labor difficulties or labor union organizing activities, (j) made or granted any wage or salary increase or entered into any employment agreement, (k) issued or sold any shares of capital stock or other securities or granted any options with respect thereto, or modified any equity security of the Company, (l) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding equity securities, (m) suffered or experienced any change in, or condition affecting, its condition (financial or otherwise), properties, assets, liabilities, business operations or results of operations other than changes, events or conditions in the usual and ordinary course of its business, having (either by itself or in conjunction with all such other changes, events and conditions) a Material Adverse Effect, (n) made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted, or (o) entered into any agreement or otherwise obligated itself, to do any of the foregoing.

3.2   Representations  and  Warranties of the Purchasers. Each Purchaser hereby,
      --------------------------------------------------
for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company, acknowledging that the Company is relying upon the accuracy and completeness of the representations and warranties set forth herein to, among other things, ensure that registration under Section 5 of the Securities Act is not required in connection with the sale of the Securities hereby, as follows:

(a)   Organization;  Authority.  Such  Purchaser, if not a natural person, is an
      ------------------------
entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

(b)   Investment  Intent.  Such  Purchaser  understands  that  the  Investor
      ------------------
Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Investor Securities as principal for its own account for investment purposes.

(c)   Purchaser  Status.  At the  time such Purchaser was offered the Shares and
      -----------------
Warrants, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not, and is not required to be, registered as a broker-dealer under Section 15 of the Exchange Act. In making an investment decision as to whether to purchase the Shares and Warrants offered hereby, each Purchaser has relied solely upon the SEC Reports and the representation and warranties of the Company contained herein. Each Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the officers and all such questions have been asked and answered by the Company to the satisfaction of the Purchaser.

(d)   Experience  of  Such  Purchaser.  Each Purchaser, either alone or together
      -------------------------------
with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Investor Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Investor Securities and, at the present time, is able to afford a complete loss of such investment.

(e)   General  Solicitation.  Such Purchaser  is  not  purchasing the Shares and
      ---------------------
Warrants as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)   Compliance  with  the  Securities  Laws.  Such Purchaser  agrees to comply
      ---------------------------------------
with the requirements of Regulation M, if applicable, with respect to the resale of the Shares by the Purchaser. Such Purchaser hereby confirms its understanding that it may not cover short sales made prior to the Effective Date with shares of Common Stock registered for resale on the Registration Statement.

(g)   No  Conflicts.  Neither the  execution  and  delivery  of  this  Agreement
      -------------
and/or any Transaction Document, nor the consummation of the Transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of its organizational documents or other similar governing instruments.

(h)   No  Advice.  Purchaser understands  that  nothing in this Agreement or any
      ----------
other materials presented to Purchaser in connection with the purchase and sale of the Investor Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Investor Securities.

(i)   No  Litigation,  Etc.  There  is no  action,  suit,  proceeding, judgment,
      --------------------
claim or investigation pending or, to the knowledge of the Purchaser, threatened against the Purchaser which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by the Transaction Documents.

(j)   Approvals.  The  execution, delivery  and  performance by the Purchaser of
      ---------
this Agreement and the Transaction Documents to which it is a party, and the consummation of the transactions set forth herein require no material action by or in respect of, or material filing with, any governmental body, agency, official or authority, by the Purchaser other than (i) any filings, authorizations, consents and approvals as may be required under the Hart-Scott-Rodino Improvements Act of 1976, as amended; (ii) the filing by the Purchaser with the Commission of such reports under the Exchange Act as may be required in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby, and (iii) any filings required by the securities or blue sky laws of the various states.

(k)   Placement  Agent.  Each  Purchaser agrees that neither the Placement Agent
      ----------------
nor any of its respective directors, officers, affiliates, employees or agents shall be liable to the Purchaser for any action taken or omitted to be taken by it in connection therewith, except for willful misconduct or gross negligence.
     The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2
                                                                     -----------
and  Section  4.1.
     ------------

                                  ARTICLE IV.

OTHER  AGREEMENTS  OF  THE  PARTIES

4.1   Transfer  Restrictions.
      -----------------------

(a) The Investor Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Investor Securities other than pursuant to an effective registration statement, pursuant to Rule 144(k), pursuant to Rule 144 (if customary documentation is provided satisfactory to legal counsel to the Company), or in connection with a pledge as contemplated in Section 4.1(b) hereof, the Company may require the transferor
                  ---------------
thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Investor Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)   The Purchasers  agree  to  the  imprinting, so long as is required by this
Section  4.1(b),  of a legend on any of the Investor Securities in the following
---------------
form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT
 ---------------
TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

     The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Investor Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Investor Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection with the grant of the pledge. Further, no notice shall be required of grant of the pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Transaction Securities may reasonably request in connection with a pledge or transfer of the Investor Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Notwithstanding anything to the contrary, any such pledgee shall not be entitled to any rights under any of the Transaction Documents unless and until such pledgee executes a written agreement to be bound by Purchasers' obligations under the Transaction Documents.

(c) Subject to compliance with all laws, rules and regulations including, but not limited to, the Securities Act and the Exchange Act, certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) following any sale of the Shares or Warrant
                --------------
Shares pursuant to a registration statement (including the Registration Statement) covering the resale of such security, or (ii) following any sale of the Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k) and appropriate documentation is provided satisfactory to legal counsel to the Company, or (iv) if such legend is not required under applicable regulation of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). Subject to compliance with all laws, rules and regulations including, but not limited to, the Securities Act and the Exchange Act, the Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under and pursuant to this Section 4.1(c),
                                                                 --------------
it will, upon written request from the Purchaser and following the submission to the Company counsel of such materials as shall be reasonably requested by such counsel therefore, no later than four (4) Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares and/or Warrant Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to such Purchaser (i) a certificate representing such securities that is free from all restrictive and other legends, or (ii) in lieu of delivering physical certificates representing the Shares and/or Warrant Shares, and provided that the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated
                                                          ---
Securities Transfer (or FAST) program, upon request of the Purchaser, the Company shall use its reasonable commercial efforts to cause its transfer agent to electronically transmit the Shares and/or Warrant Shares by crediting the account of the Purchaser's prime broker with DTC through its Deposit Withdrawal Agent Commission (or DWAC) system. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

(d) Each Purchaser severally and not jointly agrees that the removal of the restrictive legend from certificates representing the Shares and the Warrant Shares as set forth in this Section 4.1 is predicated upon the Company's
                                  ------------
reliance that the Purchaser will sell any Investor Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4.2   Furnishing  of  Information.  Until  the  date  no  Purchaser  owns  any
      ---------------------------
Investor Securities, the Company covenants and agrees to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such holder of Investor Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. Until the date no Purchaser owns any Investor Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell any Shares and Warrant Shares under Rule 144. The Company further covenants and agrees that it will take such further action as any holder of Investor Securities may reasonably request, all to the extent required from time to time to enable such person to sell any Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of any of the Transaction Securities in a manner that would require the registration under the Securities Act of the sale of the Investor Securities to the Purchasers or that would be integrated with the offer or sale of the Investor Securities for purposes of the rules and regulations of any Trading Market.

4.4 Securities Laws Disclosure; Publicity. The Company shall use its best efforts to by 9:00 a.m., Eastern Daylight Time, on the first Business following this Agreement issue a press release (which shall be followed by a Form 8-K filing within one (1) Business Day of the Closing) and, in any event, by the end of business on the Business Day following the Closing issue a press release (which shall be followed by a Form 8-K filing within two (2) Business Days thereafter), in either case disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission. The Company and the Placement Agent shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Placement Agentshall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Placement Agent, or without the prior consent of the Placement Agent, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except
(i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

4.5 Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Investor Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.7 Use of Proceeds. The Company covenants and agrees that all of the net proceeds that it receives from the sale of the Shares and Warrants pursuant to this Agreement, although distributed, allocated and expended by the Company in its sole discretion, shall be used for general working capital and corporate purposes.

4.8   Reimbursement.  If any  Purchaser  becomes involved in any capacity in any
      -------------
Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely as a result of such Purchaser's acquisition of the Securities under this Agreement, and provided any such person has complied with all laws, rules and regulations and is not in breach of any of its representations, warranties, or agreements made in any of the Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement, provided such person has complied with all laws, rules and regulations and is not in breach of any of its representations, warranties and agreements made in any of the Transaction Documents.

4.9   Form  D and  Blue Sky. The Company shall file a Form D with respect to the
      ---------------------
Transaction Securities as required under Regulation D under the Securities Act and, upon written request, provide a copy thereof to the Placement Agent for distribution to the Purchasers promptly after such filing. The Company shall, on or before the Closing, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify any Transaction Securities for sale to the Purchasers and/or the Placement Agent pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing by providing copies of such filings to the Placement Agent. The Company shall make all filings and reports relating to the offer and sale of the Transaction Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing.

4.10  Reservation  of  Common  Stock.  As of the date hereof,  the  Company  has
      ------------------------------
reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares, the Warrant Shares and the Agent Shares.

4.11  Listing  of  Common  Stock.  The  Company hereby  agrees  to use  its best
      --------------------------
efforts to maintain the listing of the Common Stock on its current Trading Market, and promptly file with the Trading Market to list the applicable Shares, Warrant Shares and Agent Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other
Trading Market, it will include in such application the Shares, Warrant Shares and Agent Shares and will take such other action as is necessary or desirable in the opinion of the Purchasers to cause the Shares, Warrant Shares and Agent Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on its current Trading Market and will use its best efforts to comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.12  Indemnification  by the  Purchasers.  Each of the Purchasers severally and
      -----------------------------------
not jointly agrees to indemnify and hold harmless the Company and its officers, directors, agents, representatives, shareholders and employees and each of their respective affiliates, from and against any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such party may suffer or incur which are caused by or arise out of (i) any material misrepresentation or material breach or default in the performance by it of any covenant or agreement made by it in this Agreement or in any of the Transaction Documents; (ii) any material misrepresentation or material breach of warranty or representation made by it in this Agreement or in any of the Transaction Documents or, (iii) any cause of action, suit or claim brought or made against such Indemnified Party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents executed pursuant hereto by any of the Indemnified Parties. Notwithstanding anything to the contrary provided herein or elsewhere, the liability of each Purchaser under this Section 4.10 shall be limited to the
                                            ------------
amount paid by the Purchaser pursuant hereto to purchase the Investor Securities, and the procedures and timing for indemnification by the Purchasers under this Section 4.10 shall follow the procedures and provisions of Sections
             ------------                                               --------
5.16(b)  and  (c),  mutatis  mutandis,  with  respect  to indemnification by the
-----------------   -------  --------
Company  of  the  Purchasers.

4.13  Reporting  Obligations.  So  long  as  any Purchaser beneficially owns any
      ----------------------
Investor Securities, the Company shall continue to file or furnish pursuant to the Exchange Act or the Securities Act, and the Company shall use commercially reasonable best efforts to maintain its status as an issuer required to file such reports under the Exchange Act. In addition, during such same period if the Company's Common Stock is traded on the American Stock Exchange or any other national exchange, the Company shall take all actions necessary to continue to meet the "registrant eligibility" requirements set forth in the general instructions to Form S-3 or any successor form thereto, to continue to be eligible to register the resale of the Shares, the Warrant Shares and the Agent Shares under the Securities Act on such Form.

4.14  Purchase  Price  Adjustment.
      ---------------------------

(a)   FirmShares.  Other  than the  Excepted Issuances, defined below, if at any
      ----------
time from the Closing Date until the first anniversary thereof, the Company shall offer, issue or agree to issue any shares of common stock to any person or entity at a price per share which shall be less than the Per Share Purchase Price, without the consent of each Purchaser holding Shares, the Company shall issue, for each such occasion, additional shares of Common Stock to each Purchaser so that the average Per Share Purchase Price of the shares of Common Stock issued to the Purchaser (only if the Common Stock is still owned by the Purchaser) is equal to such other lower price per share.

(b)   OptionShares.  If a  Purchaser  has exercised the Option, then at any time
      ------------
after from Closing Date Closing Date until the first anniversary thereof, the Company shall offer, issue or agree to issue any shares of common stock, other than Excepted Issuances, to any person or entity at a price per share which is greater than the Per Share Purchase Price but less than the Option Per Share Purchase Price, without the consent of each Option Purchaser holding Option Shares, the Company shall issue, for each such occasion, additional shares of Common Stock to each Purchaser so that the average Option Per Share Purchase Price of the shares of Common Stock issued to the Option Purchaser (only if the Common Stock is still owned by the Purchaser) is equal to such other lower price per share.

     If the Company shall offer, issue or agree to issue any shares of common stock, other than Excepted Issuances, to any person or entity at a price per share which is less than the Per Share Purchase Price, without the consent of each Option Purchaser holding Option Shares, the Company shall issue, for each such occasion, additional shares of Common Stock to each Purchaser so that the average Option Per Share Purchase Price of the shares of Common Stock issued to the Option Purchaser (only if the Common Stock is still owned by the Purchaser) is equal to the percentage reduction between the Per Share Purchase Price and such other lower price per share. For example, if the Company issued shares at $.75, the percentage reduction between the Per Share Purchase Price ($1.50) and the new lower price would be 50%. Accordingly, the Option Purchaser would receive that number of additional shares of Common Stock so that the average Option Per Share Purchase Price of the shares of Common Stock issued to the Option Purchaser would equal $2.00 per share from the initial per share price of $4.00.

(c)   Option  PriceAdjustment.  If a  Purchaser  has  not  exercised the Option,
      -----------------------
then at any time after from Closing Date until the first anniversary thereof, the Company shall offer, issue or agree to issue any shares of common stock, other than Excepted Issuances, to any person or entity at a price per share which is greater than the Per Share Purchase Price but less than the Option Per Share Purchase Price, without the consent of each Purchaser, the Option Per
Share Purchase Price shall be adjusted to equal to such other lower price per share.

     If the Company shall offer, issue or agree to issue any shares of common stock, other than Excepted Issuances, to any person or entity at a price per share which is less than the Per Share Purchase Price, without the consent of each Purchaser, the Company shall issue, the Option Per Share Purchase Price shall be adjusted to equal to the percentage reduction between the Per Share Purchase Price and such other lower price per share.

(d)   Maximum  Exercise  of  Rights.  In the  event  the  exercise of the rights
      -----------------------------
described in this Section 14.4 would result in the issuance to the Purchaser of an amount of common stock of the Company that would cause the Purchaser's beneficially ownership in the Company to exceed 4.99% after giving effect to such issuance, the issuance of such additional shares of common stock of the Company to such Purchaser shall be, at each such Purchaser's discretion, deferred in whole or in part until such time as such Purchaser is able to beneficially own such shares of common stock without exceeding 4.99% of the then issued and outstanding common stock of the Company from the initially set $4.00 per share.

(e)   Registration  Rights.  All shares  issued  pursuant  to  this Section 4.14
      --------------------
which are issued prior to the effective date of the Registration Statement shall have the mandatory registration rights set forth in Section 2 the Registration Rights Agreement. All shares issued pursuant to this Section 4.14 which are issued after the effective date of the Registration Statement shall have the piggyback registration rights set forth in Section 6(e) of the Registration Rights Agreement.

     For purposes of this Section 14.4 "EXCEPTED ISSUANCES" shall mean the sale or issuance of common stock except in connection with (i) the granting of options to employees, officers, directors or consultants of the Company pursuant to any stock option plan or other written compensatory agreement, or (ii) the exercise of any security issued by the Company in connection with the offer and sale of the Company's securities pursuant to the Purchase Agreement (including any securities issued as compensation in connection therewith), or (iii) the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date hereof, provided such securities have not been amended since the date hereof, or (iv) the issuance of securities in connection with acquisitions, joint ventures, arrangements related to the Company's operations and strategic relationships, or other strategic investments, the primary purpose of which is not to raise capital.

     The delivery to the Purchaser of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock.

                                   ARTICLE V.

MISCELLANEOUS

5.1   Fees  and Expenses.  Except as otherwise set forth in this Agreement, each
      ------------------
party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay a maximum of $20,000 for the aggregate fees and expenses of counsel to the Placement Agent. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

5.2   Entire  Agreement.  The Transaction  Documents, together with the exhibits
      -----------------
and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3   Notices.  Any  and  all  notices  or  other communications  or  deliveries
      -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on (a) the next Business Day, if sent by U.S. nationally recognized overnight courier service for next day priority delivery, or (b) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications to the Company shall be as set forth below and for each Purchaser shall be as set forth on the signature pages attached hereto.

If  to  the  Company:

China  World  Trade  Corporation
4th  Floor,  Goldilcon  Digital  Network  Center
138  Tiyu  Road  East,
Tianhe  Guanzhou  510620
People's  Republic  of  China
Facsimile:  8620-3878-1515
Attn:  John  Hui

With  a  copy  to:

Bernard  Chan
Rm  1217  12th  Floor
The  Metropolis  Tower
10  Metropolis  Drive
Hong  Kong
Facsimile:  852-2333-8844

5.4   Amendments;  Waivers.  No  provision of  this  Agreement  may be waived or
      --------------------
amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5   Construction.  The  headings  herein  are  for  convenience  only,  do not
      ------------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6   Successors  and  Assigns.  This  Agreement shall be binding upon and inure
      ------------------------
to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser, however, may assign any or all of its Investor Securities and/or rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Investor Securities and otherwise, by the provisions hereof that apply to the "Purchasers."

5.7   No  Third-Party  Beneficiaries.  This  Agreement  is  intended  for  the
      ------------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8   Governing  Law.  This  Agreement  shall be  governed  by  and construed in
      --------------
accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

5.9   Survival.  The  representations,  warranties,  agreements  and  covenants
      --------
contained herein shall survive the Closing and delivery of the Shares and Warrants for a period of twelve (12) months.

5.10  Execution.  This  Agreement  may  be executed in two or more counterparts,
      ---------
all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11  Severability.  If  any  provision  of this Agreement is held to be invalid
      ------------
or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Replacement of Investor Securities. If any certificate or instrument evidencing any Investor Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Investor Securities.

5.13  Remedies.  In  addition  to being entitled to exercise all rights provided
      --------
herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14  Payment  Set  Aside.  To  the  extent  that the Company makes a payment or
      -------------------
payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall, to the extent permissible under applicable law, be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.15  Independent  Nature of Purchasers' Obligations and Rights. The obligations
      ---------------------------------------------------------
of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.16  Indemnification  by  the  Company.
      ---------------------------------

(a) The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, agents and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (including the cost (including without limitation, reasonable attorneys' fees) and expenses relating to an Indemnified Party's (as defined below) actions to enforce the provisions of this Section 5.16) (collectively, "LOSSES"), as incurred, to the
          -------------                    ------
extent arising out of or relating to (i) any material misrepresentation or material breach of any representation or warranty made by the Company in the Transaction Documents, or, (ii) any material breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, or (iii) any cause of action, suit or claim brought or made against such Indemnified Party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents executed pursuant hereto by any of the Indemnified Parties. If the indemnification provided for in this
Section  5.16  is held by a court of competent jurisdiction to be unavailable to
-------------
an Indemnified Party with respect to any Losses, then the Indemnifying Party (as defined below), in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)   Conduct  of  Indemnification  Proceedings.  If  any  proceeding  shall  be
      -----------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Company
 ------------------
(the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the
      ------------------
right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that
                                                         --------  -------
the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally judicially determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(c)   Timing  of  Payments.  All reasonable fees and expenses of the Indemnified
      --------------------
Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 5.16 shall be paid to the Indemnified Party,
                            ------------
as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, however, that the Indemnified Party shall promptly
                    --------  -------
reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

                  (Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


     CHINA  WORLD  TRADE  CORPORATION



By:  /s/  John  Hui
     --------------
     John  Hui
     Chief  Executive  Officer  and  Vice  Chairman

                            PURCHASERS SIGNATURE PAGE


________________________________________

By:  ___________________________________

     Name:  ____________________________

     Title: ____________________________


Address


Facsimile  Number


Tax  Id  #:

SUBSCRIPTION  AMOUNT:$



________________________________________

By:  ___________________________________

     Name:  ____________________________

     Title: ____________________________


Address


Facsimile  Number


Tax  Id  #:

SUBSCRIPTION  AMOUNT:$



________________________________________

By:  ___________________________________

     Name:  ____________________________

     Title: ____________________________


Address


Facsimile  Number


Tax  Id  #:

SUBSCRIPTION  AMOUNT:$

                        INDEX OF EXHIBITS AND SCHEDULES
                        -------------------------------

                                    EXHIBITS
                                    --------



Exhibit  A          -     Form  of  Registration  Rights  Agreement
----------

Exhibit  B-1        -     Form  of  Series  A  Warrant
------------

Exhibit  B-2              Form  of  Series  B  Warrant
------------

Exhibit  B-3              Notice  of  Option  Exercise
------------



                                    SCHEDULES
                                    ---------

Schedule  1         -     List  of  Purchasers  and  Amounts
-----------

Schedule  3.1(j)    -     Litigation
----------------

Schedule  3.1(y)          Form  SB-2  Selling  Stockholders
----------------

                                    EXHIBIT A
                                    ---------

                      FORM OF REGISTRATION RIGHTS AGREEMENT
                      -------------------------------------

                                  EXHIBIT B-1
                                  -----------

                            FORM OF SERIES A WARRANT
                            ------------------------

                                  EXHIBIT B-2
                                  -----------

                            FORM OF SERIES B WARRANT
                            ------------------------

                                  EXHIBIT B-3
                                  -----------

                            NOTICE OF OPTION EXERCISE
                            -------------------------


To:  China  World  Trade  Corporation

1. The undersigned hereby elects to exercise the Option to purchase ________ additional Firm Shares of China World Trade Corporation pursuant to the terms of the Securities Purchase Agreement, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

2. Payment shall take the form of (check applicable box) in lawful money of the United States; or The Firm Shares and the Series B Warrant shall be delivered to the following:

3.   Accredited  Investor.  The  undersigned  is  an  "accredited  investor"  as
     --------------------
     defined in Regulation D promulgated under the Securities Act of 1933, as amended.


[PURCHASER]



By:  ______________________________

     Name:  _______________________

     Title: _______________________

                                   SCHEDULE 1
                                   ----------

                         LIST OF PURCHASERS AND AMOUNTS
                         ------------------------------

Name  of  Purchaser             Amount  of  Shares  and Warrant Shares Purchased
-------------------             ------------------------------------------------

1. ________________             _____  Shares     ______ Series A Warrant Shares

2. ________________             _____  Shares     ______ Series A Warrant Shares

3. ________________             _____  Shares     ______ Series A Warrant Shares

4. ________________             _____  Shares     ______ Series A Warrant Shares

5. ________________             _____  Shares     ______ Series A Warrant Shares

6. ________________             _____  Shares     ______ Series A Warrant Shares

7. ________________             _____  Shares     ______ Series A Warrant Shares

8. ________________             _____  Shares     ______ Series A Warrant Shares

------

                                SCHEDULE 3.1 (Y)
                                ----------------


                         FORM SB-2 SELLING STOCKHOLDERS

                                SCHEDULE 3.1 (J)
                                ----------------


                                   LITIGATION